Exhibit F, Schedule 1 (e)

             Subsidiary Companies That Joined the Group during 2004

-----------------------------------------------------------------------------------------------------------------------------------
                            Accession                                                                 State of      Stake related
Teilkonzern-ID  Company-ID   Leaving   Name of Company                                              organization       to E.ON AG
                             Changes
-----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
      22             1892  Accession   FSG Beteiligungsgesellschaft mbH                               Germany              69.543
----------------------------------------------------------------------------------------------------------------------------------
      22            20667  Accession   Abwasserentsorgung Schladen GmbH                               Germany              23.705
----------------------------------------------------------------------------------------------------------------------------------
      22            20671  Accession   Ferngas Aller - Ise GmbH                                       Germany              32.254
----------------------------------------------------------------------------------------------------------------------------------
      22            20670  Accession   Harzwasser - Kommunale Wasserversorgung GmbH                   Germany               <10 %
----------------------------------------------------------------------------------------------------------------------------------
      22            20668  Accession   Oebisfelder Wasser und Abwasser GmbH                           Germany              23.705
----------------------------------------------------------------------------------------------------------------------------------
      22            20669  Accession   Wasserkraftnutzung im Landskreis Gifhorn GmbH                  Germany              24.189
----------------------------------------------------------------------------------------------------------------------------------
      22            20701  Accession   Abwasserentsorgungsgesellschaft Bardowick mbH                  Germany              32.324
----------------------------------------------------------------------------------------------------------------------------------
      22            20665  Accession   E.DIS energia Sp.z o.o.                                        Poland               70.457
----------------------------------------------------------------------------------------------------------------------------------
      22            20692  Accession   Beteiligungsgesellschaft e.disnatur mbH                        Germany              70.457
----------------------------------------------------------------------------------------------------------------------------------
      22            20693  Accession   Biogas Roggenhagen GmbH                                        Germany              42.274
----------------------------------------------------------------------------------------------------------------------------------
      22            20689  Accession   BKW Biokraftwerke GmbH                                         Germany              34.524
----------------------------------------------------------------------------------------------------------------------------------
      22            20685  Accession   NED Neue Energien Neustadt Dosse GmbH                          Germany              23.250
----------------------------------------------------------------------------------------------------------------------------------
      22            20687  Accession   Netzanschluss Murow Oberdorf GbR                               Germany              24.519
----------------------------------------------------------------------------------------------------------------------------------
      22            20688  Accession   Regenerative Energien Kessin KG                                Germany               <10 %
----------------------------------------------------------------------------------------------------------------------------------
      22            20686  Accession   UW Miltzow/Mannhagen GbR                                       Germany              23.485
----------------------------------------------------------------------------------------------------------------------------------
      22            20691  Accession   WEA Alt Mahlisch III GmbH                                      Germany              70.457
----------------------------------------------------------------------------------------------------------------------------------
      22            20690  Accession   WEA Schonerlinde Kiepsch & Bosse GbR                           Germany              49.320
----------------------------------------------------------------------------------------------------------------------------------
      22            20696  Accession   Badergesellschaft Neunburg v. Wald GmbH                        Germany             100.000
----------------------------------------------------------------------------------------------------------------------------------
      22            20697  Accession   Energieversorgung Neunburg v. Wald GmbH                        Germany             100.000
----------------------------------------------------------------------------------------------------------------------------------


                                    1 of 11

-----------------------------------------------------------------------------------------------------------------------------------
                            Accession                                                                 State of      Stake related
Teilkonzern-ID  Company-ID   Leaving   Name of Company                                              organization       to E.ON AG
                             Changes
-----------------------------------------------------------------------------------------------------------------------------------
      22            20675  Accession   EZV Energie- und Service Verwaltungsgesellschaft mbH           Germany              28.800
----------------------------------------------------------------------------------------------------------------------------------
      22            20698  Accession   HSE AVG Beteiligungs-GmbH                                      Germany             100.000
----------------------------------------------------------------------------------------------------------------------------------
      22            20666  Accession   Dutchdelta Finance S.a r.l.                                  Luxembourg            100.000
----------------------------------------------------------------------------------------------------------------------------------
      22            20674  Accession   E.ON Ceska republika, a.s.                                 Czech Republic          100.000
----------------------------------------------------------------------------------------------------------------------------------
      22            20672  Accession   E.ON Distribuce, a.s.                                      Czech Republic          100.000
----------------------------------------------------------------------------------------------------------------------------------
      22            20673  Accession   E.ON Energie, a.s.                                         Czech Republic          100.000
----------------------------------------------------------------------------------------------------------------------------------
      22            20695  Accession   E.ON Engineering Corporation                                United States          100.000
                                                                                                    Of America
----------------------------------------------------------------------------------------------------------------------------------
      22            20680  Accession   Safetec Entsorgungs- und Sicherheitstechnik GmbH               Germany              26.010
----------------------------------------------------------------------------------------------------------------------------------
      22            20700  Accession   EFR-CEE Szolgaltato Kft.                                       Hungary              25.000
----------------------------------------------------------------------------------------------------------------------------------
      22            20677  Accession   Nyiregyhazi Kombinalt Ciklusu Eromu Kft. (NYKC)                Hungary             100.000
----------------------------------------------------------------------------------------------------------------------------------
      22            20678  Accession   Uranit UK Limited                                          United Kingdom           50.000
----------------------------------------------------------------------------------------------------------------------------------
      22            20676  Accession   Gemeinschaftskraftwerk Veltheim GmbH                           Germany              66.670
----------------------------------------------------------------------------------------------------------------------------------
      22            20681  Accession   Verkehrs-Servicegesellschaft Paderborn/Hoxter mbH              Germany              23.254
----------------------------------------------------------------------------------------------------------------------------------
      22            20699  Accession   Metzler US RE Fund GmbH & Co. KG                               Germany              18.690
----------------------------------------------------------------------------------------------------------------------------------
      22            20694  Accession   Thuringer Wasser Gesellschaft mbH                              Germany              72.650
----------------------------------------------------------------------------------------------------------------------------------
      31             1915  Accession   D-Gas Storage B.V.                                           Netherlands           100.000
----------------------------------------------------------------------------------------------------------------------------------
      31             1926  Accession   Renato Participatiemaatschappij B.V.                         Netherlands           100.000
----------------------------------------------------------------------------------------------------------------------------------
      31             1920  Accession   E.ON Ruhrgas BBL B.V.                                        Netherlands           100.000
----------------------------------------------------------------------------------------------------------------------------------
      31             1922  Accession   BBL Company V.O.F.                                           Netherlands            20.000
----------------------------------------------------------------------------------------------------------------------------------
      31             1911  Accession   Nafta a.s.                                                    Slovakia              40.270
----------------------------------------------------------------------------------------------------------------------------------
      31             1923  Accession   EnSO Energie Sachsen Ost GmbH                                  Germany              14.439
----------------------------------------------------------------------------------------------------------------------------------


                                    2 of 11

-----------------------------------------------------------------------------------------------------------------------------------
                            Accession                                                                 State of      Stake related
Teilkonzern-ID  Company-ID   Leaving   Name of Company                                              organization       to E.ON AG
                             Changes
-----------------------------------------------------------------------------------------------------------------------------------
      31             1914  Accession   Stadtwerke Bad Lauterberg GmbH                                 Germany              26.765
----------------------------------------------------------------------------------------------------------------------------------
      31             1908  Accession   AMGA - Azienda Multiservizi S.p.A.                              Italy               19.897
----------------------------------------------------------------------------------------------------------------------------------
      31             1925  Accession   Energest S.r.l.                                                 Italy               99.786
----------------------------------------------------------------------------------------------------------------------------------
      31             1893  Accession   Fin.Vicu S.r.l.                                                 Italy               99.786
----------------------------------------------------------------------------------------------------------------------------------
      31             1898  Accession   Eridano Gas S.r.l.                                              Italy               99.786
----------------------------------------------------------------------------------------------------------------------------------
      31             1896  Accession   SI. GAS S.r.l.                                                  Italy               99.786
----------------------------------------------------------------------------------------------------------------------------------
      31             1894  Accession   Soc. Esercizio Impianti Gas - S.E.I. GAS - S.p.A.               Italy               99.786
----------------------------------------------------------------------------------------------------------------------------------
      31             1910  Accession   Metanifera Prealpina Com S.r.l.                                 Italy               99.786
----------------------------------------------------------------------------------------------------------------------------------
      31             1900  Accession   Officine Gas - S.r.l.                                           Italy               99.786
----------------------------------------------------------------------------------------------------------------------------------
      31             1904  Accession   Rural Gas S.r.l.                                                Italy               99.786
----------------------------------------------------------------------------------------------------------------------------------
      31             1895  Accession   S.E.I. Gas Vendita S.r.l.                                       Italy               99.786
----------------------------------------------------------------------------------------------------------------------------------
      31             1906  Accession   S.G.C. Societa Impianti Distribuzione Gas Centri Abitati        Italy               99.786
                                       S.r.l.
----------------------------------------------------------------------------------------------------------------------------------
      31             1897  Accession   S.E.D.A.G. S.r.l.                                               Italy               99.786
----------------------------------------------------------------------------------------------------------------------------------
      31             1902  Accession   U.T.I.M. - Ufficio Tecnico Impianti Metano S.p.A.               Italy               99.786
----------------------------------------------------------------------------------------------------------------------------------
      31             1924  Accession   Vendita Unica S.r.l.                                            Italy               99.786
----------------------------------------------------------------------------------------------------------------------------------
      31             1919  Accession   HUGE Kft.                                                      Hungary             100.000
----------------------------------------------------------------------------------------------------------------------------------
      31             1916  Accession   Elster Sayac Cozumleri Limited Sirketi                         Turkey              100.000
----------------------------------------------------------------------------------------------------------------------------------
      31             1913  Accession   Elster Metering (Shanghai) Ltd.                                 China              100.000
----------------------------------------------------------------------------------------------------------------------------------
      31             1918  Accession   Elster Metering S.r.l.                                         Romania             100.000
----------------------------------------------------------------------------------------------------------------------------------
      31             1917  Accession   TOV Elster Ukraine                                             Ukraine             100.000
----------------------------------------------------------------------------------------------------------------------------------
      31             1921  Accession   Shanghai Kromschroder Meters Co., Ltd.                          China               48.888
----------------------------------------------------------------------------------------------------------------------------------


                                    3 of 11

-----------------------------------------------------------------------------------------------------------------------------------
                            Accession                                                                 State of      Stake related
Teilkonzern-ID  Company-ID   Leaving   Name of Company                                              organization       to E.ON AG
                             Changes
-----------------------------------------------------------------------------------------------------------------------------------
      31             1912  Accession   OOO Instromet CIS                                              Russia              100.000
----------------------------------------------------------------------------------------------------------------------------------
      14             5509  Accession   Powergen Holdings Sarl                                       Luxembourg            100.000
----------------------------------------------------------------------------------------------------------------------------------
      25             5895  Accession   Cottam Development Centre Investments Limited              United Kingdom          100.000
----------------------------------------------------------------------------------------------------------------------------------
      25             5898  Accession   CPL Operations Limited                                     United Kingdom           50.000
----------------------------------------------------------------------------------------------------------------------------------
      25             5834  Accession   Aquila Sterling Limited                                    United Kingdom          100.000
----------------------------------------------------------------------------------------------------------------------------------
      25             5835  Accession   Avon Energy Partners Holdings                              United Kingdom          100.000
----------------------------------------------------------------------------------------------------------------------------------
      25             5836  Accession   Central Networks plc                                       United Kingdom          100.000
----------------------------------------------------------------------------------------------------------------------------------
      25             5844  Accession   Aquila Power Investments Limited                           United Kingdom          100.000
----------------------------------------------------------------------------------------------------------------------------------
      25             5849  Accession   Aquila Transport Limited                                   United Kingdom          100.000
----------------------------------------------------------------------------------------------------------------------------------
      25             5864  Accession   Central Networks Contracting Limited                       United Kingdom          100.000
----------------------------------------------------------------------------------------------------------------------------------
      25             5863  Accession   Midlands Electricity Connections Limited                   United Kingdom          100.000
----------------------------------------------------------------------------------------------------------------------------------
      25             5866  Accession   Midlands Electricity Engineering Services Limited          United Kingdom          100.000
----------------------------------------------------------------------------------------------------------------------------------
      25             5850  Accession   Energy Midlands Limited                                    United Kingdom          100.000
----------------------------------------------------------------------------------------------------------------------------------
      25             5853  Accession   E.ON Limited                                               United Kingdom          100.000
----------------------------------------------------------------------------------------------------------------------------------
      25             5859  Accession   Metering Services Limited                                  United Kingdom          100.000
----------------------------------------------------------------------------------------------------------------------------------
      25             5860  Accession   Midlands Commercial Gas Sales Limited                      United Kingdom          100.000
----------------------------------------------------------------------------------------------------------------------------------
      25             5868  Accession   Midlands Electricity Metering Limited                      United Kingdom          100.000
----------------------------------------------------------------------------------------------------------------------------------
      25             5871  Accession   Midlands Sales Limited                                     United Kingdom          100.000
----------------------------------------------------------------------------------------------------------------------------------
      25             5861  Accession   Midlands Data Centre Management Limited                    United Kingdom          100.000
----------------------------------------------------------------------------------------------------------------------------------
      25             5873  Accession   Powerline Energy Services Limited                          United Kingdom          100.000
----------------------------------------------------------------------------------------------------------------------------------
      25             5874  Accession   Romco Limited                                              United Kingdom          100.000
----------------------------------------------------------------------------------------------------------------------------------


                                    4 of 11

-----------------------------------------------------------------------------------------------------------------------------------
                            Accession                                                                 State of      Stake related
Teilkonzern-ID  Company-ID   Leaving   Name of Company                                              organization       to E.ON AG
                             Changes
-----------------------------------------------------------------------------------------------------------------------------------
      25             5875  Accession   Sisyphus Quebec Limited                                    United Kingdom          100.000
----------------------------------------------------------------------------------------------------------------------------------
      25             5842  Accession   Central Networks Services Limited                          United Kingdom          100.000
----------------------------------------------------------------------------------------------------------------------------------
      25             5837  Accession   Central Networks West plc                                  United Kingdom          100.000
----------------------------------------------------------------------------------------------------------------------------------
      25             5851  Accession   Enizade Limited                                            United Kingdom          100.000
----------------------------------------------------------------------------------------------------------------------------------
      25             5857  Accession   E.ON Energy Limited                                        United Kingdom          100.000
----------------------------------------------------------------------------------------------------------------------------------
      25             5848  Accession   E.ON Energy UK Limited                                     United Kingdom          100.000
----------------------------------------------------------------------------------------------------------------------------------
      25             5855  Accession   E.ON UK Power Technology Limited                           United Kingdom          100.000
----------------------------------------------------------------------------------------------------------------------------------
      25             5847  Accession   E.ON UK Retail Limited                                     United Kingdom          100.000
----------------------------------------------------------------------------------------------------------------------------------
      25             5854  Accession   E.ON UK Warmfront Limited                                  United Kingdom          100.000
----------------------------------------------------------------------------------------------------------------------------------
      25             5858  Accession   Meter Services Limited                                     United Kingdom          100.000
----------------------------------------------------------------------------------------------------------------------------------
      25             5887  Accession   Midlands Electricity Corporate Insurance Limited             Isle of Man           100.000
----------------------------------------------------------------------------------------------------------------------------------
      25             5865  Accession   Midlands Electricity Electrical Contracting Limited        United Kingdom          100.000
----------------------------------------------------------------------------------------------------------------------------------
      25             5867  Accession   Midlands Electricity Group plc                             United Kingdom          100.000
----------------------------------------------------------------------------------------------------------------------------------
      25             5870  Accession   Midlands Metering Services Limited                         United Kingdom          100.000
----------------------------------------------------------------------------------------------------------------------------------
      25             5872  Accession   Mucklow Hill (Two) Limited                                 United Kingdom          100.000
----------------------------------------------------------------------------------------------------------------------------------
      25             5852  Accession   Midlands Electricity Limited                               United Kingdom          100.000
----------------------------------------------------------------------------------------------------------------------------------
      25             5888  Accession   Midlands Electricity Manx Limited                            Isle of Man           100.000
----------------------------------------------------------------------------------------------------------------------------------
      25             5862  Accession   Midlands Electricity (Share Scheme Trustees) Limited       United Kingdom          100.000
----------------------------------------------------------------------------------------------------------------------------------
      25             5884  Accession   Midlands Power International Limited                       United Kingdom          100.000
----------------------------------------------------------------------------------------------------------------------------------
      25             5876  Accession   Midlands Generation (Overseas) Limited                     United Kingdom          100.000
----------------------------------------------------------------------------------------------------------------------------------
      25             5891  Accession   Trakya Elektrik Uretim ve Ticaret A. S.                        Turkey               31.000
----------------------------------------------------------------------------------------------------------------------------------


                                    5 of 11

-----------------------------------------------------------------------------------------------------------------------------------
                            Accession                                                                 State of      Stake related
Teilkonzern-ID  Company-ID   Leaving   Name of Company                                              organization       to E.ON AG
                             Changes
-----------------------------------------------------------------------------------------------------------------------------------
      25             5877  Accession   Midlands Power (Consultancy) Limited                       United Kingdom          100.000
----------------------------------------------------------------------------------------------------------------------------------
      25             5878  Accession   Midlands Power (Europe) Limited                            United Kingdom          100.000
----------------------------------------------------------------------------------------------------------------------------------
      25             5879  Accession   Midlands Power (HPL) Limited                               United Kingdom          100.000
----------------------------------------------------------------------------------------------------------------------------------
      25             5880  Accession   Midlands Power (Indus) Limited                             United Kingdom          100.000
----------------------------------------------------------------------------------------------------------------------------------
      25             5885  Accession   Midlands Power Services Limited                            United Kingdom          100.000
----------------------------------------------------------------------------------------------------------------------------------
      25             5882  Accession   Midlands Power (Uch) Limited                               United Kingdom          100.000
----------------------------------------------------------------------------------------------------------------------------------
      25             5886  Accession   Midlands Power (Isle of Man) Limited                       United Kingdom          100.000
----------------------------------------------------------------------------------------------------------------------------------
      25             5889  Accession   UPLHC 1 Ldc                                                Cayman Islands           40.000
----------------------------------------------------------------------------------------------------------------------------------
      25             5896  Accession   Uch Power Limited                                             Pakistan              40.000
----------------------------------------------------------------------------------------------------------------------------------
      25             5890  Accession   UPLHC 2 Ldc                                                Cayman Islands           40.000
----------------------------------------------------------------------------------------------------------------------------------
      25             5883  Accession   Midlands Power (UK) Limited                                United Kingdom          100.000
----------------------------------------------------------------------------------------------------------------------------------
      25             5881  Accession   Midlands Power (TPL) Limited                               United Kingdom          100.000
----------------------------------------------------------------------------------------------------------------------------------
      25             5892  Accession   Teesside Power Holdings Ltd.                               United Kingdom           15.000
----------------------------------------------------------------------------------------------------------------------------------
      25             5893  Accession   Teesside Power Ltd.                                        United Kingdom           19.000
----------------------------------------------------------------------------------------------------------------------------------
      25             5838  Accession   Powergen CHP Limited                                       United Kingdom          100.000
----------------------------------------------------------------------------------------------------------------------------------
      25             5846  Accession   Powergen Energy Solutions Limited                          United Kingdom          100.000
----------------------------------------------------------------------------------------------------------------------------------
      25             5845  Accession   Powergen Gas Limited                                       United Kingdom          100.000
----------------------------------------------------------------------------------------------------------------------------------
      25             5841  Accession   Powergen Renewables Developments Limited                   United Kingdom          100.000
----------------------------------------------------------------------------------------------------------------------------------
      25             5843  Accession   Powergen Renewables Holdings Limited                       United Kingdom          100.000
----------------------------------------------------------------------------------------------------------------------------------
      25             5839  Accession   Powergen Renewables Limited                                United Kingdom          100.000
----------------------------------------------------------------------------------------------------------------------------------
      25             5840  Accession   Powergen Renewables Offshore Wind Limited                  United Kingdom          100.000
----------------------------------------------------------------------------------------------------------------------------------


                                    6 of 11

-----------------------------------------------------------------------------------------------------------------------------------
                            Accession                                                                 State of      Stake related
Teilkonzern-ID  Company-ID   Leaving   Name of Company                                              organization       to E.ON AG
                             Changes
-----------------------------------------------------------------------------------------------------------------------------------
      25             5856  Accession   Powergen UK Limited                                        United Kingdom          100.000
----------------------------------------------------------------------------------------------------------------------------------
      25             5869  Accession   Midlands Energy Limited                                    United Kingdom          100.000
----------------------------------------------------------------------------------------------------------------------------------
      25             5894  Accession   E.ON UK Trustees Limited                                   United Kingdom          100.000
----------------------------------------------------------------------------------------------------------------------------------
      23            23013  Accession   Graninge Nat AB                                                Sweden               55.170
----------------------------------------------------------------------------------------------------------------------------------
      23            23037  Accession   Selek AB                                                       Sweden               55.170
----------------------------------------------------------------------------------------------------------------------------------
      23            23038  Accession   Selek Holding AB                                               Sweden               55.170
----------------------------------------------------------------------------------------------------------------------------------
      23            23040  Accession   Selek Telekom AB                                               Sweden               55.170
----------------------------------------------------------------------------------------------------------------------------------
      23            23033  Accession   SEMSAB AB                                                      Sweden               55.170
----------------------------------------------------------------------------------------------------------------------------------
      23            23030  Accession   Graninge Elnat AB                                              Sweden               55.170
----------------------------------------------------------------------------------------------------------------------------------
      23            23039  Accession   Graninge Elnat Nord AB                                         Sweden               55.170
----------------------------------------------------------------------------------------------------------------------------------
      23            23053  Accession   Graninge New 2 AB                                              Sweden               55.170
----------------------------------------------------------------------------------------------------------------------------------
      23            23001  Accession   Graninge Fastigheter AB                                        Sweden               55.170
----------------------------------------------------------------------------------------------------------------------------------
      23            23002  Accession   Graninge Fastigheter i Nybro AB                                Sweden               55.170
----------------------------------------------------------------------------------------------------------------------------------
      23            23003  Accession   Graninge Finland AB                                            Finland              55.170
----------------------------------------------------------------------------------------------------------------------------------
      23            23004  Accession   Graninge Energia Oy                                            Finland              55.170
----------------------------------------------------------------------------------------------------------------------------------
      23            23041  Accession   Ahvionkoski Oy                                                 Finland              55.170
----------------------------------------------------------------------------------------------------------------------------------
      23            23050  Accession   Lansi-Suomen Vioma Oy                                          Finland               <10 %
----------------------------------------------------------------------------------------------------------------------------------
      23            23005  Accession   Graninge Kainuu Oy                                             Finland              27.916
----------------------------------------------------------------------------------------------------------------------------------
      23            23010  Accession   Ekosahko Oy                                                    Finland              27.916
----------------------------------------------------------------------------------------------------------------------------------
      23            23044  Accession   Eltel Networks Pohjoinen Oy                                    Finland               <10 %
----------------------------------------------------------------------------------------------------------------------------------
      23            23009  Accession   Kajaanin Lampo Oy                                              Finland              13.958
----------------------------------------------------------------------------------------------------------------------------------


                                    7 of 11

-----------------------------------------------------------------------------------------------------------------------------------
                            Accession                                                                 State of      Stake related
Teilkonzern-ID  Company-ID   Leaving   Name of Company                                              organization       to E.ON AG
                             Changes
-----------------------------------------------------------------------------------------------------------------------------------
      23            23046  Accession   Lapin Sahkovoima Oy Vattenkraftaktier                          Finland               <10 %
----------------------------------------------------------------------------------------------------------------------------------
      23            23047  Accession   Lapin Sahkovoima Oy Vindkraftaktier                            Finland               <10 %
----------------------------------------------------------------------------------------------------------------------------------
      23            23045  Accession   Suomen Verkkotoy Oy                                            Finland              27.916
----------------------------------------------------------------------------------------------------------------------------------
      23            23031  Accession   Graninge Kalmar Holding                                        Sweden               27.585
----------------------------------------------------------------------------------------------------------------------------------
      23            23034  Accession   Graninge Smalandsk Energiforsaljning AB                        Sweden               22.068
----------------------------------------------------------------------------------------------------------------------------------
      23            23018  Accession   Graningeverkens AB                                             Sweden               55.170
----------------------------------------------------------------------------------------------------------------------------------
      23            23019  Accession   Hammerdals Elektriska Kraft AB                                 Sweden               55.170
----------------------------------------------------------------------------------------------------------------------------------
      23            23021  Accession   Norrlands EL AB                                                Sweden               55.170
----------------------------------------------------------------------------------------------------------------------------------
      23            23022  Accession   Plaudite AB                                                    Sweden               55.170
----------------------------------------------------------------------------------------------------------------------------------
      23            23043  Accession   Elverket Vallentuna AB                                         Sweden                <10 %
----------------------------------------------------------------------------------------------------------------------------------
      23            23023  Accession   Sidmel AB                                                      Sweden               55.170
----------------------------------------------------------------------------------------------------------------------------------
      23            23035  Accession   Solibro AB                                                     Sweden                <10 %
----------------------------------------------------------------------------------------------------------------------------------
      23            23042  Accession   Ekokem Oy                                                      Finland               <10 %
----------------------------------------------------------------------------------------------------------------------------------
      23            23016  Accession   Graninge Trading AB                                            Sweden               55.170
----------------------------------------------------------------------------------------------------------------------------------
      23            23028  Accession   Graninge Energimarknad AB                                      Sweden               55.170
----------------------------------------------------------------------------------------------------------------------------------
      23            23052  Accession   Graninge New 1 AB                                              Sweden               55.170
----------------------------------------------------------------------------------------------------------------------------------
      23            23036  Accession   LRC Demo AB                                                    Sweden               55.170
----------------------------------------------------------------------------------------------------------------------------------
      23            23024  Accession   Adals Energi AB                                                Sweden               55.170
----------------------------------------------------------------------------------------------------------------------------------
      23            23025  Accession   Europower Trading AB                                           Sweden               55.170
----------------------------------------------------------------------------------------------------------------------------------
      23            23026  Accession   Graninge Jarfalla Varme AB                                     Sweden               55.170
----------------------------------------------------------------------------------------------------------------------------------
      23            23012  Accession   Graninge Malarkraft Varme AB                                   Sweden               55.170
----------------------------------------------------------------------------------------------------------------------------------


                                    8 of 11

-----------------------------------------------------------------------------------------------------------------------------------
                            Accession                                                                 State of      Stake related
Teilkonzern-ID  Company-ID   Leaving   Name of Company                                              organization       to E.ON AG
                             Changes
-----------------------------------------------------------------------------------------------------------------------------------
      23            23032  Accession   Jamtland Varme AB                                              Sweden               15.447
----------------------------------------------------------------------------------------------------------------------------------
      23            23011  Accession   Graninge Kraft AB                                              Sweden               55.170
----------------------------------------------------------------------------------------------------------------------------------
      23            23029  Accession   Gidekraft AB                                                   Sweden               55.170
----------------------------------------------------------------------------------------------------------------------------------
      23            23048  Accession   Graninge Fyra AB                                               Sweden               55.170
----------------------------------------------------------------------------------------------------------------------------------
      23            23054  Accession   Graninge New 3 AB                                              Sweden               55.170
----------------------------------------------------------------------------------------------------------------------------------
      23            23020  Accession   Kvistforsens Kraft AB                                          Sweden               55.170
----------------------------------------------------------------------------------------------------------------------------------
      23            23056  Accession   Graninge New 5 AB                                              Sweden               55.170
----------------------------------------------------------------------------------------------------------------------------------
      61            60052  Accession   WoWi Media GmbH & Co. KG                                       Germany              10.409
----------------------------------------------------------------------------------------------------------------------------------
      61            60056  Accession   FEA Verwaltungs GmbH                                           Germany              25.000
----------------------------------------------------------------------------------------------------------------------------------
      61            60055  Accession   FSG Immobilien GmbH & Co. KG                                   Germany              99.734
----------------------------------------------------------------------------------------------------------------------------------
      61            60054  Accession   FSG Immobilien Verwaltungs GmbH                                Germany              99.734
----------------------------------------------------------------------------------------------------------------------------------
      61            60057  Accession   JAMUNA Grundstucksgesellschaft mbH & Co.KG                     Germany              94.900
----------------------------------------------------------------------------------------------------------------------------------
      61            60059  Accession   LEMONDAS Grundstucksgesellschaft mbH & Co. KG                  Germany              94.900
----------------------------------------------------------------------------------------------------------------------------------
      61            60060  Accession   LEVON Grundstucksgesellschaft mbH & Co. KG                     Germany              94.900
----------------------------------------------------------------------------------------------------------------------------------
      61            60053  Accession   ANIGER, s.r.o.                                             Czech Republic          100.000
----------------------------------------------------------------------------------------------------------------------------------
      61            60058  Accession   Cybernetyki Business Park Sp. z o.o.                           Poland              100.000
----------------------------------------------------------------------------------------------------------------------------------
      61            60061  Accession   Viterra Erste Beteiligungsgesellschaft mbH                     Germany             100.000
----------------------------------------------------------------------------------------------------------------------------------
      11                7  Accession   Grundstucksgesellschaft Schlossplatz 1 mbH & Co.KG             Germany              16.660
----------------------------------------------------------------------------------------------------------------------------------
      44              836  Accession   ARG mbH & Co. KG                                               Germany               <10 %
----------------------------------------------------------------------------------------------------------------------------------
      44             3001  Accession   Niedersachsische Gesellschaft zur Endlagerung von              Germany               <10 %
                                       Sonderabfall mbH
----------------------------------------------------------------------------------------------------------------------------------
      44             4022  Accession   ARG Verwaltungs GmbH                                           Germany               <10 %
----------------------------------------------------------------------------------------------------------------------------------


                                    9 of 11

-----------------------------------------------------------------------------------------------------------------------------------
                            Accession                                                                 State of      Stake related
Teilkonzern-ID  Company-ID   Leaving   Name of Company                                              organization       to E.ON AG
                             Changes
-----------------------------------------------------------------------------------------------------------------------------------
      44             4023  Accession   Ergonett AG                                                    Hungary               <10 %
----------------------------------------------------------------------------------------------------------------------------------
      44             4114  Accession   E Inc Corporation                                           United States            <10 %
                                                                                                    Of America
----------------------------------------------------------------------------------------------------------------------------------
      44             4572  Accession   Hessische Industriemull GmbH                                   Germany               <10 %
----------------------------------------------------------------------------------------------------------------------------------
      44             4575  Accession   ISF (Internationale Schule Frankfurt Rhein-Main) GmbH &        Germany               <10 %
                                       Co. KG
----------------------------------------------------------------------------------------------------------------------------------
      44             4586  Accession   Technologie- und Grunderzentrum Hanau GmbH                     Germany               <10 %
----------------------------------------------------------------------------------------------------------------------------------
      44             4621  Accession   Cogeneracion Gequisa S.A.                                       Spain                <10 %
----------------------------------------------------------------------------------------------------------------------------------
      44             4655  Accession   Kraftwerk Ryburg-Schworstadt AG                              Switzerland             <10 %
----------------------------------------------------------------------------------------------------------------------------------
      44             4664  Accession   Mineracao Novo Astro S.A.                                      Brazil                <10 %
----------------------------------------------------------------------------------------------------------------------------------
      44             4688  Accession   Treupha AG                                                   Switzerland             <10 %
----------------------------------------------------------------------------------------------------------------------------------
      44             4689  Accession   Treupha Finanz AG                                            Switzerland             <10 %
----------------------------------------------------------------------------------------------------------------------------------
      44             4691  Accession   Westerwork Engineers Ltd. (i.L.)                                India                <10 %
----------------------------------------------------------------------------------------------------------------------------------
      44             4702  Accession   Companhia National de Borrachas S.A.                          Portugal               <10 %
----------------------------------------------------------------------------------------------------------------------------------
      44             4704  Accession   Baugesellschaft Hanau GmbH                                     Germany               <10 %
----------------------------------------------------------------------------------------------------------------------------------
      44             4706  Accession   Gemeinschafts-Lehrwerkstadt GmbH                               Germany               <10 %
----------------------------------------------------------------------------------------------------------------------------------
      44             4759  Accession   ELEMICA  Holdings Limited                                   Ireland, Rep.            <10 %
                                                                                                        Of
----------------------------------------------------------------------------------------------------------------------------------
      44             4772  Accession   CC-Hubwoo.com S.A.                                             France                <10 %
----------------------------------------------------------------------------------------------------------------------------------
      44             4781  Accession   Aliz GmbH & Co.                                                Germany               <10 %
----------------------------------------------------------------------------------------------------------------------------------
      44             4795  Accession   European Pipeline Developement Company                       Netherlands             <10 %
----------------------------------------------------------------------------------------------------------------------------------
      44             4837  Accession   Degussa Fine Chemicals, Fine Organics                      United Kingdom           42.865
----------------------------------------------------------------------------------------------------------------------------------
      44             7136  Accession   SEAGHA C.V.                                                    Belgium               <10 %
----------------------------------------------------------------------------------------------------------------------------------
      44             8151  Accession   Goldschmidt Alkyl Specialty Chemicals Ltd.                      India                <10 %
----------------------------------------------------------------------------------------------------------------------------------


                                    10 of 11

-----------------------------------------------------------------------------------------------------------------------------------
                            Accession                                                                 State of      Stake related
Teilkonzern-ID  Company-ID   Leaving   Name of Company                                              organization       to E.ON AG
                             Changes
-----------------------------------------------------------------------------------------------------------------------------------
      44             8307  Accession   Bayerische Dungekalk Werbe- und Marketing GmbH                 Germany               <10 %
----------------------------------------------------------------------------------------------------------------------------------
      44             8326  Accession   SKW Stickstoffwerke Piesteritz GmbH                            Germany               <10 %
----------------------------------------------------------------------------------------------------------------------------------
      44             8366  Accession   Burill Nutraceutical Capital Fund, L.P.                     United States            <10 %
                                                                                                    Of America
----------------------------------------------------------------------------------------------------------------------------------
      44             8386  Accession   BIOM Aktiengesellschaft Munich Bio Tech Development            Germany               <10 %
----------------------------------------------------------------------------------------------------------------------------------
      44             8388  Accession   Consortium des Agrumes et Plantes a Parfums de Cote        Cayman Islands            <10 %
                                       d'Ivoire
----------------------------------------------------------------------------------------------------------------------------------
      44             8390  Accession   GSB-Sonderabfall-Entsorgung Bayern GmbH                        Germany               <10 %
----------------------------------------------------------------------------------------------------------------------------------
      44             8472  Accession   Tecpol GmbH                                                    Germany               <10 %
----------------------------------------------------------------------------------------------------------------------------------
      44             8477  Accession   Woermann Bauchemie GmbH                                        Germany              42.865
----------------------------------------------------------------------------------------------------------------------------------
      44             8494  Accession   KIM-C1                                                      United States            <10 %
                                                                                                    Of America
----------------------------------------------------------------------------------------------------------------------------------
      44             8497  Accession   Monch GmbH                                                     Germany              42.865
----------------------------------------------------------------------------------------------------------------------------------
      44             8498  Accession   Destek OOO                                                     Russia               25.290
----------------------------------------------------------------------------------------------------------------------------------
      44             8503  Accession   Degussa Bautechnik GmbH                                        Germany              42.865
----------------------------------------------------------------------------------------------------------------------------------
      44             8511  Accession   PT. Degussa Peroxide Indonesia                                Indonesia             42.865
----------------------------------------------------------------------------------------------------------------------------------
      44             8512  Accession   Meges Boya Sanayi ve Ticaret A.S.                              Turkey               32.346
----------------------------------------------------------------------------------------------------------------------------------
      44             8514  Accession   Phoenix Chemicals Ltd                                      United Kingdom            <10 %
----------------------------------------------------------------------------------------------------------------------------------
      44             8535  Accession   Agroferm Rt.                                                   Hungary              42.865
----------------------------------------------------------------------------------------------------------------------------------
      44             8738  Accession   Woermann Slovakia, s.r.o.                                     Slovakia              42.865
----------------------------------------------------------------------------------------------------------------------------------
      44             8739  Accession   Degussa Construction Chemicals BH d.o.o.                       Bahrain              42.865
----------------------------------------------------------------------------------------------------------------------------------
      44             8740  Accession   Degussa Specialty Chemicals (Shanghai) Co., Ltd.                China               42.865
----------------------------------------------------------------------------------------------------------------------------------
      44             8741  Accession   Degussa Headwaters LLP                                     United Kingdom           21.433
----------------------------------------------------------------------------------------------------------------------------------
      44             8747  Accession   Degussa Holding Spain S.L.                                      Spain               42.865
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